PROSPECTUS

10,750,000 Shares

Virtus Global Multi-Sector Income Fund

Common Shares

$20.00 per share

The Fund. Virtus Global Multi-Sector Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to maximize current income while preserving capital. There can be no assurance that the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment.

Investment Strategies. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets.

Portfolio Contents. Under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in fixed income securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s Managed Assets invested in issuers located outside the United States will vary over time, but under normal circumstances will constitute no less than 40% and no more than 75% of the Fund’s Managed Assets.

Under normal circumstances, the Fund’s investments will include some or all of the following: (i) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (ii) debt securities issued by foreign governments and their political subdivisions; (iii) investment grade securities of U.S. and non-U.S. issuers; and (iv) high yield debt securities of U.S. and non-U.S. issuers.

The Fund employs active sector rotation and disciplined risk management in portfolio construction. The Fund seeks diversification among various sectors of the fixed income markets, including some or all of the following: corporate high yield; corporate investment grade; bank loans; non-agency commercial mortgage-backed securities; agency and non-agency residential mortgage-backed securities; non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

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No Prior Trading History. Because the Fund is newly organized, its common shares of beneficial interest (“Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of this public offering.

The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “VGI.”

Investing in the Fund’s Common Shares involves substantial risks, including those described in “Principal Investment Risks” beginning on page 20 of this Prospectus.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$215,000,000
Sales load(2)	$ 0.90	$ 9,675,000
Proceeds, after expenses, to Fund(3)	$19.06	$204,895,000

(notes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about February 28, 2012.

Morgan Stanley	Citigroup	UBS Investment Bank
RBC Capital Markets
BB&T Capital Markets	Chardan Capital Markets, LLC	Comerica Securities
Henley & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Morgan Keegan
Paulson Investment Company, Inc.	Wedbush Securities Inc.	Wunderlich Securities

The date of this Prospectus is February 23, 2012.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to 1,612,500 additional Common Shares at the Public offering price, less the Sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the total Public offering price, Sales load and Proceeds, after expenses, to the Fund will be $247,250,000, $11,126,250 and $235,629,250, respectively.
(2)	Virtus Investment Advisers, Inc., the Fund’s investment adviser (the “Adviser”) (and not the Fund), has agreed to pay, from its own assets, a structuring fee and syndication fee to Morgan Stanley & Co. LLC, a structuring fee to Citigroup Global Markets Inc., a structuring fee to UBS Securities LLC and a structuring fee to RBC Capital Markets, LLC. These fees are not reflected under Sales load in the table above. See “Underwriters — Additional Compensation to Be Paid by the Adviser.”
(3)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per Common Share sold in this offering. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be paid by the Fund currently are estimated to be $430,000. See “Use of Proceeds.”

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Leverage. The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of leverage. The Fund anticipates employing leverage through borrowing, e.g., through a credit facility. The Fund may also employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements, or any combination of these approaches, although it does not intend to employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements during the first twelve months of operations. The Fund expects to use borrowing such that the amount of leverage is up to 33 1/3% of its Managed Assets, including proceeds from such leverage (or approximately 50% of the Fund’s net assets). As used throughout this Prospectus, “Managed Assets” means the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage). Use of leverage creates an opportunity for increased income and return for holders of Common Shares, but also may magnify loss on an investment, creating special risks (including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares). There can be no assurance that a leveraging strategy will be utilized or will be successful. The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from the borrowing and/or the issuance of preferred shares and/or commercial paper and/or reverse repurchase agreements, so the fee will be higher when leverage is utilized. This may create a conflict of interest between the Fund’s investment adviser and holders of Common Shares, as providers of the borrowing or holders of the preferred shares/commercial paper do not bear the investment advisory fee; rather, holders of Common Shares bear the investment advisory fee attributable to the assets purchased with the proceeds. This means that holders of Common Shares effectively bear the entire investment advisory fee.

Investment Adviser and Subadviser. The Fund’s investment adviser is Virtus Investment Advisers, Inc. The Adviser acts as investment adviser for over 50 mutual funds. As of December 31, 2011, the Adviser had over $20.8 billion in assets under management. The Adviser is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business. Newfleet Asset Management, LLC (the “Subadviser”), an affiliate of the Adviser and an indirect, wholly owned subsidiary of Virtus, is responsible for the day-to-day management of the Fund. As of December 31, 2011, the Subadviser had over $8.1 billion in assets under management.

This Prospectus sets forth concisely information about the Fund that you should know before investing. Please read this Prospectus carefully before deciding whether to invest, and retain it for future reference. A Statement of Additional Information dated February 23, 2012 (the “SAI”) has been filed with the SEC. The Fund’s SAI and, when available, the Fund’s annual and semi-annual reports to shareholders can be obtained without charge, and any other shareholder inquiries, including requests for additional information about the Fund, can be made by calling 866-270-7788 or by writing to the Fund. The Fund’s annual report and semi-annual report, when available, can also be obtained without charge on Virtus’ web site at www.virtus.com. A table of contents to the SAI is located on page 50 of this Prospectus. This Prospectus incorporates by reference the entire SAI, which means that it is part of this Prospectus for legal purposes. The SAI is also available along with other Fund-related materials at: the SEC’s public reference room in Washington, DC (call 1-202-341-2929 for information on the operation of the reference room); the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained in this Prospectus and in the SAI. In particular, you should carefully consider the risks of investing in the Fund’s Common Shares, as discussed under “Principal Investment Risks.”

The Fund	Virtus Global Multi-Sector Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering	The Fund is offering 10,750,000 common shares of beneficial interest, without par value (the “Common Shares”), through a group of underwriters led by Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and UBS Securities LLC. The Fund has given the underwriters an option to purchase up to 1,612,500 additional Common Shares to cover over-allotments, if any. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common Shares ($2,000).

Investment Objective	The Fund’s investment objective is to maximize current income while preserving capital. There can be no assurance that the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment. The Fund’s investment objective may be changed without a shareholder vote. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in the investment objective.

Principal Investment Strategies	Under normal circumstances, the Fund invests at least 80% of its Managed Assets (defined below) in fixed income securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s Managed Assets invested in issuers located outside the United States will vary over time, but under normal circumstances will constitute no less than 40% and no more than 75% of the Fund’s Managed Assets.

The Fund seeks to maximize current income while preserving capital by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. Under normal circumstances, the Fund’s investments will include some or all of the following:

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Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign governments and their political subdivisions;

•	Investment grade securities of U.S. and non-U.S. issuers, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the Subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield debt instruments, including bank loans (which are generally floating-rate), of U.S. and non-U.S. issuers.

The Fund employs active sector rotation and disciplined risk management to portfolio construction. The Fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The Subadviser then typically selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the Subadviser believes offer the best potential to achieve the Fund’s investment objective of maximizing current income while preserving capital. The Subadviser seeks to adjust the proportion of Fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The Fund regularly reviews its portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the Fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration, and, therefore, the greater effect interest rate changes have on the price of the security. The average duration of the Fund’s portfolio will normally vary within three years (plus or minus) of the duration of the Barclays Global Aggregate Bond Index, which, as of December 31, 2011, was 5.88 years.

The Fund may also invest in hybrid and convertible securities and in preferred stocks.

Certain securities in which the Fund may invest may be illiquid. “Illiquid Securities” are securities that cannot be sold within seven

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days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the Subadviser, at its discretion, may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by investing part or all of the Fund’s assets in cash or cash equivalents. Should this occur, the Fund might not be able to achieve its investment objective. See “The Fund’s Investments.”

Leverage	The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of leverage. The Fund anticipates employing leverage through borrowing (e.g., through a credit facility). The Fund may also employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements, or any combination of these approaches (collectively, with borrowings, “Leverage Instruments”), although it does not intend to employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements during the first twelve months of operations. Under normal circumstances, the Fund’s policy is to utilize Leverage Instruments in an amount that represents up to 33 1/3% of the Fund’s Managed Assets, including proceeds from such Leverage Instruments (or approximately 50% of the Fund’s net assets). As used throughout this Prospectus, “Managed Assets” means the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage). The Fund will not use leverage, however, if the Subadviser anticipates that it would result in a lower return to Common Shareholders over time.

Under the 1940 Act, the Fund may utilize leverage through (i) borrowings, including loans from financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund currently intends to leverage using Borrowings but has no current intention to issue preferred shares.

There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within 30 to 45 days after the completion of this offering, and may thereafter use leverage, subject to market conditions. The Fund currently anticipates that leverage will initially be obtained through the use of a credit facility.

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See “Use of Leverage” and “Principal Investment Risks — Leverage Risk.”

The Adviser and Subadviser	Virtus Investment Advisers, Inc. (the “Adviser”) is the Fund’s investment adviser. The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103. The Adviser acts as investment adviser for over 50 mutual funds. As of December 31, 2011, the Adviser had approximately $20.8 billion in assets under management. The Adviser is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business. The Fund’s day-to-day operations are managed by Newfleet Asset Management, LLC (the “Subadviser”), an affiliate of the Adviser and an indirect, wholly owned subsidiary of Virtus. The Subadviser acts as subadviser for mutual funds and manages fixed income assets for individual and institutional investors. As of December 31, 2011, the Subadviser had over $8.1 billion in assets under management.

The Adviser will receive a fee at an annual rate of 0.95% as a percentage of the average daily Managed Assets, calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board of Trustees as from time to time in force. The Adviser, and not the Fund, will pay the Subadviser for its services to the Fund. The Subadviser will receive a subadvisory fee from the Adviser, payable monthly, in an amount equal to 50% of the net management fee paid to the Adviser for the applicable period.

During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund — Investment Advisory Agreement and Subadvisory Agreement.”

Administrator and Sub-Administrator	VP Distributors, LLC (“VP Distributors”) is the Fund’s administrator. VP Distributors is an indirect, wholly owned subsidiary of Virtus and an affiliated person of the Adviser and the Subadviser. VP Distributors provides administrative services required in connection with the operation of the Fund.

VP Distributors serves as administrator to three closed-end funds and over 50 open-end mutual funds. VP Distributors has entered into a Sub-Administration Services Agreement and the Fund has entered into an Accounting Services Agreement pursuant to which BNY Mellon Investment Servicing (US) Inc. will provide certain sub-administration and accounting services with respect to the Fund.

Custodian	The Bank of New York Mellon (the “Custodian”) will serve as the Fund’s custodian.

Dividend Paying Agent, Transfer Agent and Registrar	Computershare Trust Company, N.A. (“Computershare”) will serve as the Fund’s dividend paying agent, transfer agent and registrar.

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Distributions	The Fund intends to make monthly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also make total distributions during its taxable year in excess of its net investment income and net realized capital gains for that taxable year, in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their Common Shares. Because the basis reduction would increase any future gain on a disposition of the Common Shares, the tax may be deferred until each Common Shareholder sells its Common Shares. A “return of capital” represents a return of a Common Shareholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. The amount of net investment income available for each monthly distribution, and the portion that qualifies as a tax-free return of capital, can vary depending on a number of factors, including foreign currency gains and losses that are treated as ordinary income, dividends payable on the Fund’s preferred shares, if any, or other costs of leverage. There can be no assurance, therefore, that the Fund will continue to pay regular monthly distributions, that it will do so at a particular rate, or that any specific portion of the Fund’s distributions will be a tax-free return of capital. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions.

Automatic Reinvestment and Cash Purchase Plan	Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s automatic reinvestment plan. Shareholders who elect not to participate in the automatic reinvestment plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares for you. Whenever the Fund declares a dividend or other distribution payable in cash, participants in the automatic reinvestment plan will receive the equivalent in Common Shares. See “Automatic Reinvestment and Cash Purchase Plan.”

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that a shareholder that wishes to sell its shares of a closed-end fund must do so through an exchange at the prevailing market price at that time, like any other stock. If a mutual fund shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at “net

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asset value.” Closed-end funds also differ from exchange traded funds, or “ETFs,” which are investment companies that issue shares only in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, while closed-end funds generally do not. The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their net asset value. The Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that its Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per Common Share. While certain actions, such as share repurchase programs or tender offers, might temporarily reduce the Fund’s discount, they are dilutive of Fund assets and typically have no long-term effect on the discount. The Fund may also be limited or restricted by the terms of its leverage from taking action that temporarily addresses the discount. Accordingly, the Fund’s Board of Trustees may determine that it is not in the best interests of the Fund or its shareholders to take action designed to alleviate the Fund’s discount. Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive net asset value upon disposition of their Common Shares.

Principal Investment Risks	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The Fund may not achieve its objective, and it is not intended to be a complete investment program. Generally, the value of the Fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Fund’s investments decreases, you may lose money. Investment values can decrease for a number of reasons. Therefore, you should consider carefully the following principal risks before investing in the Fund. The following summary provides information on principal investment risks of the Fund; for more information on the risks described below, see “Principal Investment Risks.”

No Operating History Risk.    The Fund is a newly organized investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund. The performance of other funds or accounts advised by the Adviser or

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its affiliates should not be relied upon as an indication or prediction of the performance of the Fund. Such other accounts may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives and management personnel when compared to the Fund. The Fund’s Common Shares have no history of public trading.

Investment and Market Risk. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, the Common Shares may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Conditions affecting the overall economy, specific industries or individual companies in which the Fund invests can be worse than expected, and investments may fail to perform as the Adviser or Subadviser expects. As a result, the value of your Common Shares could decrease.

Debt Securities Risks. Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

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Credit Risk.    Credit risk is the risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

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Interest Rate Risk.    The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the net asset value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund

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might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights Risk. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

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Long-Term Maturities/Durations Risk.    Fixed income securities with longer maturities or durations may be subject to greater price fluctuations than securities with shorter maturities or durations, due to interest rate, tax law, and general market changes.

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Redemption Risk.    Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Foreign Investing Risks. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in issuers located in at least three countries, including the United States. Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in debt securities of U.S. companies, and the values of non-U.S. debt securities may be more volatile than those of U.S. debt securities. The values of non-U.S. debt securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the debt securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. The following risks also apply to foreign investing:

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Currency Exchange Rate Risk.    Because the foreign securities in which the Fund invests may trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the U.S. dollar value of the Fund’s portfolio assets, the value of dividends and interest earned, and gains and losses realized on the sale of such securities. Because the value of the Fund’s portfolio securities is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities denominated in such other currencies.

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Tax Consequences of Foreign Investing.    The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

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Sovereign Debt Risk.    Investing in sovereign debt involves the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. The Fund may have limited recourse to compel payment in the event of a default.

Since 2010, the risks of investing in certain foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the European Economic and Monetary Union (the “EMU”), or even the collapse of the euro as a common currency, has arisen. The effects of the collapse of the euro, of the exit of one or more countries from the EMU, or of the rating agency downgrade of sovereign debt, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

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Emerging Market Investing Risk.    The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of

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adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund than if the Fund did not have significant holdings in that country.

High Yield Securities (Junk Bonds) Risk. Securities rated “BB” or below by Standard and Poor’s (“S&P”), “Ba” or below by Moody’s Investor Services (“Moody’s”), or “BB” or below by Fitch Ratings (“Fitch”) are known as “high yield” securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield, high risk issuers is more complex than for higher-rated securities, making it more difficult for the Subadviser to accurately assess risk. There is a greater risk with high yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund attempts to enforce its right to receive missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Credit Rating and Unrated Securities Risk. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser or Subadviser may not accurately evaluate the security’s comparable credit rating.

Income Risk. The income that shareholders receive from the Fund will be based primarily on the dividends and interest that the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings and any preferred stock holdings could drop as well. If the Fund uses leverage, the Fund’s income also would likely be affected adversely when prevailing short-term interest rates

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increase because this increases the amount of the Fund’s interest payments.

Leverage Risk. Use of leverage creates an opportunity for increased return for Common Shareholders but entails risks, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Managed Assets of the Fund, including proceeds from borrowings or the issuance of any preferred shares.

Holders of the Fund’s preferred shares, if any, will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees attributable to the increase in Managed Assets resulting from the issuance of preferred shares would be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share. See “Principal Investment Risks — Leverage Risks” and “Use of Leverage.”

Liquidity Risk. Certain of the Fund’s investments may be illiquid. “Illiquid Securities” are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities (including CMBS and RMBS) represent interests in pools of mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.

Early payoffs of the loans underlying such securities may result in the Fund receiving less income than originally anticipated. Variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of

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high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Bank Loans Risk. The Fund may invest in loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in bank loans involves risk that the borrowers under bank loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a bank loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the bank loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a bank loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

The Fund will generally invest in bank loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the bank loan. Bank loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on bank loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a bank loan. Bank loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on bank loans is generally less extensive than that available for other types of assets.

Net Asset Value Discount Risk. Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their net asset value, commonly referred to as a “discount.” Because the market price of the Fund’s shares may be determined by factors other than its net asset value, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering. Therefore, there is an added risk to investors who may sell

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their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase. See “Description of Capital Structure — Common Shares.”

Short-Term Investments Risk. The Fund may invest in short-term investments, which may include money market securities and money market mutual funds, repurchase agreements, certificates of deposits and bankers’ acceptances, and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Tax-Exempt Securities Risk. Tax-exempt securities may not provide a higher after-tax return than taxable securities.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States guarantee only that principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Fund shares will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

United States Credit Rating Downgrade Risk. The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields, and increase the costs of all kinds of debt. These events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. Neither the Adviser nor the Subadviser can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and the Subadviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so and the Adviser and the Subadviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

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Anti-Takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value. The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally. See “Description of Capital Structure — Anti-Takeover Provisions in the Declaration of Trust.”

Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year. In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year. This could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains generally would be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.

Potential Conflicts of Interest Risk. The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund. The Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund. Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

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Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients and pension plans), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser or its affiliates have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the employee benefits and/or deferred compensation plans of the Adviser or its affiliates. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser, on behalf of an account, engages in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of those accounts if the short sales caused the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Legislation and Regulatory Risk. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Dependence on Key Personnel Risk. The Adviser and Subadviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser and Subadviser were to lose the services of these individuals, their ability to service the Fund could be adversely affected. As with any managed fund, the Adviser and Subadviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser and Subadviser have informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser and Subadviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

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SUMMARY OF FUND EXPENSES

The purpose of the table below, including the example, is to assist you in understanding the fees and expenses that you, as a Common Shareholder, will bear directly or indirectly. The expenses shown in the table and example below are based on estimated amounts, or in certain instances, contractual amounts, through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately 10,750,000 Common Shares. The table also assumes the use of leverage in the form of Borrowings in an amount equal to 33 1/3% of the Fund’s Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Shares. See “Management of the Fund” and “Automatic Reinvestment and Cash Purchase Plan.” The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the example.

Common Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering expenses	0.20	%(1)
Dividend reinvestment and cash purchase plan fees	None	(2)

Percentage of Net Assets Attributable to Common Shares (Assumes Borrowings are Used)(3)
Annual Expenses
Management fees	1.36%
Interest payments on borrowed funds(4)	0.50%
Other expenses(1)(5)	0.38%

Total annual expenses	2.24%

(1)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per Common Share sold in this offering. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per Common Share. Based on an offering size of $215,000,000 (10,750,000 Common Shares), the aggregate offering expenses (other than the sales load) to be paid by the Fund currently are estimated to be $430,000, and the Adviser would pay offering costs in excess of $0.04 per Common Share, which are currently estimated to be $168,785 (or $0.02 per Common Share). See “Use of Proceeds.” The registered personnel of VP Distributors, an affiliate of the Adviser, are providing wholesaling and marketing assistance with respect to the offering. VP Distributors intends to pay to its registered personnel who participate as wholesalers in the marketing of the Shares incentive based compensation that is determined based upon the total sales, up to $500,000. VP Distributors will not be reimbursed for the payments made to its registered personnel.
(2)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment and cash purchase plan. You will incur brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You will also incur brokerage charges in connection with any voluntary cash purchases made through the plan. See “Automatic Reinvestment and Cash Purchase Plan.”
(3)	Assuming no use of leverage, the Fund estimates that the percentage of net assets attributable to Common Shares for these expenses would be as follows: (A) 0.95% for management fees; (B) 0.33% for other expenses; and (C) 1.28% for total annual expenses.
(4)	Assumes the annual interest rate on the amount borrowed is 1.18%.
(5)	Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year. See “Management of the Fund.”

The purpose of the below example is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example below illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including a sales load of $45 and estimated offering expenses of $2), assuming (i) total net annual expenses of 2.24% of net assets attributable to Common Shares in years one through ten and (ii) a 5% annual return:(1)

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$69	$114	$161	$292

(1)	The example should not be considered a representation of future expenses or returns. The example assumes that the estimated “Other expenses” set forth in the “Annual expenses” table immediately above the example are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 23, 2011. As a newly organized entity, the Fund has no operating history. The Fund’s principal executive office is located at 100 Pearl Street, Hartford, Connecticut 06103, and its telephone number is 866-270-7788.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $204,895,000 ($235,629,250 if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses. The Fund will pay all of its offering expenses, up to $0.04 per Common Share, and the Adviser has agreed to pay (i) all of the Fund’s organizational expenses, and (ii) such offering expenses (other than the sales load) to the extent they exceed $0.04 per Common Share. The Fund considers offering expenses to include SEC registration fees, New York Stock Exchange (“NYSE”) listing fees, FINRA fees, printing expenses, accounting fees and expenses and legal fees and expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within 30 to 45 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments and money market mutual funds. The Fund may also invest in U.S. government securities. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and investment strategies, the Fund’s yield would be somewhat lower, but that its net asset value would be subject to less fluctuation, than would be the case at such time as the Fund is fully invested.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to maximize current income while preserving capital. There can be no assurance the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment. The Fund’s investment objective may be changed without a shareholder vote. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in the investment objective.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in fixed income securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s assets invested in issuers located outside the United States will vary over time, but under normal circumstances will constitute no less than 40% and no more than 75% of the Fund’s Managed Assets.

The Fund seeks to maximize current income while preserving capital by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. Under normal circumstances, the Fund’s investments will include some or all of the following:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

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•	Debt securities issued by foreign governments and their political subdivisions;

•

Investment grade securities of U.S. and non-U.S. issuers, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the Subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield instruments, including bank loans (which are generally floating-rate), of U.S. and non-U.S. issuers.

The Fund employs active sector rotation and disciplined risk management to portfolio construction. The Fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; CMBS; RMBS; non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund’s investable assets are typically allocated among sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The Subadviser then typically selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the Subadviser believes offer the best potential to achieve the Fund’s investment objective of maximizing current income while preserving capital. The Subadviser seeks to adjust the proportion of Fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The Fund regularly reviews its portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the Fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration, and, therefore, the greater effect interest rate changes have on the price of the security. The average duration of the Fund’s portfolio will normally vary within three years (plus or minus) of the duration of the Barclays Global Aggregate Bond Index, which as of December 31, 2011 was 5.88 years.

The Fund may also invest in hybrid and convertible securities and in preferred stocks.

Certain securities in which the Fund may invest may be illiquid, meaning they may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions.

Additional Investment Activities

Borrowing

The Fund may borrow for purposes of leverage. See “Use of Leverage.”

Derivatives

Although it has no current intention to do so, in the future the Fund may invest using derivatives, which are contracts the value of which is derived from the value of one or more underlying assets, indices or rates. Such derivatives may include, for example, futures (including foreign currency futures), forwards (including non-deliverable forwards and forward foreign currency exchange contracts), swap agreements (including interest rate swaps, credit default swaps and credit default exchange contracts ), credit linked notes, options, caps, floors and collars, as described in greater detail in the SAI. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also

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utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. The Subadviser expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Subadviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective. The Subadviser may also, to the extent consistent with the Fund’s investment objective and policies, use additional investment techniques and instruments that are not specifically described herein.

Temporary Defensive Positions

During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the Subadviser, at its discretion, may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by investing part or all of the Fund’s assets in cash or cash equivalents. Should this occur, the Fund might not be able to achieve its investment objective.

Portfolio Turnover

The Fund generally pays a markup or brokerage commission on purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves correspondingly greater transaction expenses and other costs, which must be borne directly by the Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements and by requirements that enable the Fund to receive certain favorable tax treatment. See “Federal Income Tax Matters.” A fund with a high turnover rate will pay more in transaction costs than would be the case if it had a lower portfolio turnover rate. Portfolio turnover rates for the Fund will be disclosed in the Fund’s shareholder reports.

USE OF LEVERAGE

The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of leverage. The Fund anticipates employing leverage through borrowing (e.g., through a credit facility). The Fund may also employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements, or any combination of these approaches (collectively, with borrowings, “Leverage Instruments”), although it does not intend to employ leverage through the issuance of preferred shares, commercial paper or reverse repurchase agreements during the first twelve months of operations. Under normal circumstances, the Fund’s policy is to utilize Leverage Instruments in an amount that represents up to 33 1/3% of the Fund’s Managed Assets, including proceeds from such Leverage Instruments (or approximately 50% of the Fund’s net assets). The Fund will not use leverage, however, if the Subadviser anticipates that it would result in a lower return to Common Shareholders over time.

Under the 1940 Act, the Fund may utilize leverage through (i) borrowings, including loans from financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund currently intends to leverage using Borrowings but has no current intention to issue preferred shares.

There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s

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investment objective within 30 to 45 days after the completion of this offering, and may thereafter use leverage, subject to market conditions. The Fund currently anticipates that leverage will initially be obtained through the use of a credit facility. For more information on leverage, see the SAI.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Principal Investment Risks—Leverage Risk.”

The table further reflects the use of leverage representing 33 1/3% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest on its leverage of 1.18%.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Total Return to Common Shareholder (assuming 33 1/3% leverage)	-14.79%	-7.65%	-0.51%	6.64%	13.78%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0.00% the Fund must assume that the distributions it receives from its investments is entirely offset by losses in the value of those investments.

PRINCIPAL INVESTMENT RISKS

The Fund is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The Fund may not achieve its objective, and it is not intended to be a complete investment program. Generally, the value of the Fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Fund’s investments decreases, you may lose money. Investment values can decrease for a number of reasons. Therefore, you should consider carefully the following principal risks before investing in the Fund.

No Operating History Risk.    The Fund is a newly organized investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund. The performance of other funds or accounts advised by the Adviser or its affiliates should not be relied upon as an indication or prediction of the performance of the Fund. Such other accounts may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives and management personnel when compared to the Fund. The Fund’s Common Shares have no history of public trading.

Investment and Market Risk.    An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, the Common Shares may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Conditions affecting the overall economy, specific industries or individual companies in which the Fund invests can be worse than expected, and investments may fail to perform as the Adviser or Subadviser expects. As a result, the value of your Common Shares could decrease.

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Debt Securities Risks.    Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit Risk. Credit risk is the risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Interest Rate Risk.    The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the net asset value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Limited Voting Rights Risk.    Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Long-Term Maturities/Durations Risk.    Fixed income securities with longer maturities or durations may be subject to greater price fluctuations than securities with shorter maturities or durations, due to interest rate, tax law, and general market changes.

Redemption Risk.    Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Foreign Investing Risks.    Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in issuers located in at least three countries, including the United States. Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in debt securities of U.S. companies, and the values of non-U.S. debt securities may be more volatile than those of U.S. debt securities. The values of non-U.S. debt securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the debt securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. The following risks also apply to foreign investing:

Currency Exchange Rate Risk.    Because the foreign securities in which the Fund invests may trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the U.S. dollar value of the Fund’s portfolio assets, the value of dividends and interest earned, and gains and losses realized on the sale of such securities. Because the value of the Fund’s portfolio securities is calculated in U.S. dollars, it is

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possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities denominated in such other currencies.

Tax Consequences of Foreign Investing.    The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

Sovereign Debt Risk.    Investing in sovereign debt involves the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. The Fund may have limited recourse to compel payment in the event of a default.

Since 2010, the risks of investing in certain foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the European Economic and Monetary Union (the “EMU”), or even the collapse of the euro as a common currency, has arisen. The effects of the collapse of the euro, of the exit of one or more countries from the EMU, or of the rating agency downgrade of sovereign debt, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Emerging Market Investing Risk.    The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund than if the Fund did not have significant holdings in that country.

High Yield Securities (Junk Bonds) Risk.    Securities rated “BB” or below by S&P, “Ba” or below by Moody’s, or “BB” or below by Fitch are known as “high yield” securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield, high risk issuers is more complex than for higher-rated securities, making it more difficult for the Subadviser to accurately assess risk. There is a greater risk with high yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund attempts to enforce its right to receive missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated

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securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Credit Rating and Unrated Securities Risk.    Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser or Subadviser may not accurately evaluate the security’s comparable credit rating.

Income Risk.    The income that shareholders receive from the Fund will be based primarily on the dividends and interest that the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings and any preferred stock holdings could drop as well. If the Fund uses leverage, the Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase because this increases the amount of the Fund’s interest payments.

Leverage Risk.    Use of leverage creates an opportunity for increased return for Common Shareholders but entails risks, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Managed Assets of the Fund, including proceeds from borrowings or the issuance of any preferred shares.

The use of leverage, including any issuance of preferred shares, represents the leveraging of Common Shares. Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from leverage exceed the costs of such leverage, the use of leverage could cause the Fund’s net asset value to decline. When leverage is used, the net asset value and market value of the Common Shares will be more volatile.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees are based on the Fund’s Managed Assets, use of leverage increases the effective management fee borne by Common Shareholders. In addition, the issuance of preferred shares by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s payments due on leverage and could reduce cash available for distributions on Common Shares. Certain types of leverage would require the Fund to enter into covenants regarding asset coverage, portfolio composition and other matters, which could affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund could also be required to pledge assets to the lenders in connection with certain types of leverage.

Holders of the Fund’s preferred shares, if any, will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees attributable to the increase in Managed Assets resulting from the issuance of preferred shares would be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share.

Leverage may entail a likelihood of greater volatility in the net asset value and market price of Common Shares than would be the case without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of Common Shares than if the Fund were not leveraged.

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Leverage via issuance of preferred shares may entail a substantial lien and burden by reason of such shares’ prior claim against the Fund’s income and against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Common Shares and preferred shares, with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares or purchase Common Shares or preferred shares unless at such time the Fund meets certain asset coverage requirements and no event of default exists under any borrowings. In addition, the Fund may not be permitted to pay distributions on Common Shares unless all dividends on any preferred shares and/or accrued interest on any borrowings have been paid, or set aside for payment.

In an event of default by the Fund, lenders or preferred shareholders would have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred shareholders might be able to control the liquidation as well. If an event of default occurs (or in an effort to avoid an event of default), the Fund could be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject the Fund to affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations, among others. The 1940 Act provides certain rights and protections for preferred shareholders that could adversely affect the interests of Common Shareholders.

While the Fund may from time to time consider reducing its leverage in an effort to mitigate the increased volatility of income and net asset value associated with actual or anticipated changes in interest rates, there can be no assurance that the Fund will so reduce leverage or that any reduction, if undertaken, will benefit Common Shareholders. If the Fund were to reduce leverage based on an inaccurate prediction about changes to interest rates, a reduction in leverage would likely result in a reduction in income or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likely benefits of a reduction in leverage.

The Fund anticipates its borrowings being in the form of bank debt, reverse repurchase agreements, senior notes, or other forms of borrowing. The terms of any preferred shares the Fund issues, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s charter) if and when it authorizes such preferred shares. If the Fund is unable to refinance any borrowing when full principal repayment is due, the Fund may be forced to sell securities in its portfolio in order to raise cash. Any failure by the Fund to pay interest or principal on its borrowings or preferred shares could trigger an event of default under the terms of such borrowing or preferred shares, which would likely increase the interest rate or dividend rate payable on such borrowing or preferred shares and give the lenders or preferred shareholders additional rights with respect to the Fund.

Liquidity Risk.    Certain of the Fund’s investments may be illiquid. “Illiquid Securities” are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.

Mortgage-Backed and Asset-Backed Securities Risk.    Mortgage-backed securities (including CMBS and RMBS) represent interests in pools of mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal

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property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.

Early payoffs of the loans underlying such securities may result in the Fund receiving less income than originally anticipated. Variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Bank Loans Risk.    The Fund may invest in loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in bank loans involves risk that the borrowers under bank loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a bank loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the bank loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a bank loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

The Fund will generally invest in bank loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the bank loan. Bank loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on bank loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a bank loan. Bank loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on bank loans is generally less extensive than that available for other types of assets.

Net Asset Value Discount Risk.    Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their net asset value, commonly referred to as a “discount.” Because the market price of the Fund’s shares may be determined by factors other than its net asset value, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Short-Term Investments Risk.    The Fund may invest in short-term investments, which may include money market securities and money market mutual funds, repurchase agreements, certificates of deposits and bankers’ acceptances, and other short-term instruments that are not U.S. Government securities. These securities generally

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present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Tax-Exempt Securities Risk.    Tax-exempt securities may not provide a higher after-tax return than taxable securities.

U.S. Government Securities Risk.    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States guarantee only that principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. There is a risk, which may be remote, that political considerations or other factors could lead to a failure to timely pay principal or interest on U.S. Government obligations.

United States Credit Rating Downgrade Risk.    The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields, and increase the costs of all kinds of debt. These events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. Neither the Adviser nor the Subadviser can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and the Subadviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so and the Adviser and the Subadviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Anti-Takeover Provisions Risk.    The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value. The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Tax Risks.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year. In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year. This could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains generally would be treated as a tax-free return of capital up to the amount

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of the Common Shareholder’s tax basis in his or her Common Shares. Such “returns of capital” generally are not taxable as income, but rather reduce a Common Shareholder’s tax basis in his or her Common Shares (to the extent thereof), with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the Common Shareholder’s tax basis in his or her Common Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Common Shareholder for tax purposes on the later sale of such Common Shares. Any reduction in a Common Shareholder’s tax basis due to return of capital distributions could cause a taxable gain to be realized even for Common Share sales at a market price less than the price at which the shares were originally purchased.

Potential Conflicts of Interest Risk.    The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund. The Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund. Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients and pension plans), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser or its affiliates have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the employee benefits and/or deferred compensation plans of the Adviser or its affiliates. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser, on behalf of an account, engages in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of those accounts if the short sales caused the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Legislation and Regulatory Risk.    At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Dependence on Key Personnel Risk.    The Adviser and Subadviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser and Subadviser were to lose the services of these individuals, their ability to service the Fund could be adversely affected. As with any managed fund, the Adviser and Subadviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser and Subadviser have informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser and Subadviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

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MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Adviser and the Subadviser, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain Trustees and officers of the Fund are affiliated with the Adviser or the Subadviser. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by the Adviser.

Investment Adviser and Subadviser

Virtus Investment Advisers, Inc. is the Fund’s investment adviser. The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103. The Adviser acts as investment adviser for over 50 mutual funds. As of December 31, 2011, the Adviser had approximately $20.8 billion in assets under management. The Adviser is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

The Fund’s day-to-day operations are managed by the Subadviser, an affiliate of the Adviser and an indirect, wholly owned subsidiary of Virtus. The Subadviser acts as subadviser for mutual funds and manages fixed income assets for individuals and institutions. As of December 31, 2011, the Subadviser had over $8.1 billion in assets under management.

Investment Advisory Agreement and Subadvisory Agreement

Advisory Agreement.    Under the Fund’s investment advisory agreement, the Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials; outside legal and auditing services; administration, custodian and transfer agency services; Trustee fees; regulatory filing fees and expenses of printing and mailing the Fund’s shareholder reports and other communications and filings; insurance expense; association membership dues and exchange fees; brokerage fees; and taxes and other expenses incurred by the Fund in its own operation.

The advisory agreement will continue in effect, unless otherwise terminated, for an initial two-year period, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) with such Independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s advisory agreement provides that the Adviser may render services to others. The Fund may terminate the advisory agreement upon 60 days’ written notice to the Adviser, without the payment of any penalty, by vote of the Board or by a “vote of the majority of the outstanding voting securities” of the Fund, and the Adviser may terminate the advisory agreement upon 60 days’ written notice to the Fund, without the payment of any penalty. The advisory agreement shall immediately terminate in the event of its assignment.

The Fund’s advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its advisory duties to the Fund.

Fees.    The Adviser will receive a fee at an annual rate of 0.95% as a percentage of the average daily Managed Assets of the Fund, calculated as of 4:00 p.m. Eastern time on such day or as of such other time or

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times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board of Trustees as from time to time in force.

During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Subadvisory Agreement.    The Adviser has delegated the day-to-day management of the Fund to the Subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services with respect to the Fund. The Subadviser will furnish at its own expense the office facilities and personnel necessary to perform such services. The Adviser, and not the Fund, will pay the Subadviser for its services to the Fund. The Subadviser will receive a subadvisory fee from the Adviser, payable monthly, in an amount equal to 50% of the net management fee paid to the Adviser for the applicable period. The Subadvisory Agreement may be terminated without penalty by any party upon 30 days’ written notice and automatically terminates in the event of its assignment.

Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreement

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Subadvisory Agreements is expected to be available in the Fund’s first shareholder report.

Administrative Services Agreements

The Fund’s administrator is VP Distributors, LLC (“VP Distributors”), 100 Pearl Street, Hartford, Connecticut 06103. VP Distributors is an indirect, wholly owned subsidiary of Virtus and an affiliated person of the Adviser. Under the terms of an administration agreement dated February 23, 2012, with an initial term running through December 31, 2013, VP Distributors arranges for the calculation of the net asset value of the Common Shares and provides administrative services required in connection with the operation of the Fund not required to be provided by the Adviser under the advisory agreement, as well as providing the necessary office facilities, equipment and personnel to perform such services. VP Distributors is entitled to receive a monthly fee at the annual rate of one tenth of one percent (0.1%) of the average daily Managed Assets of the Fund, plus a $5,000 annual flat fee and $2 per registered account for each account over 1,000 registered accounts. The administration agreement provides that VP Distributors shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by VP Distributors, including officers, agents and employees of the Administrator and its affiliates, in connection with the administration agreement except by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

VP Distributors has entered into a Sub-Administration Services Agreement and the Fund has entered into an Accounting Services Agreement pursuant to which BNY Mellon Investment Servicing (US) Inc. will provide certain sub-administration and accounting services with respect to the Fund.

Portfolio Managers

The individuals at the Subadviser who will be responsible for the day-to-day management of the Fund’s portfolio are David L. Albrycht, Benjamin Caron, Kyle A. Jennings, and Daniel Senecal.

David L. Albrycht, CFA. Dave Albrycht joined the Subadviser in 2011 as Chief Investment Officer—Multi-Sector Fixed Income Strategies. Prior to joining the Subadviser, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisers (“Goodwin”), an investment management company that previously was an affiliate of the Adviser. There he joined the multi-sector fixed income team as a credit analyst in 1985 and has managed fixed income portfolios since 1991. He has been portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, the Virtus Multi-Sector Fixed Income Fund since 1994, and the Virtus Senior Floating Rate Fund since 2008. He also manages several registered variable insurance underlying products.

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Benjamin Caron, CFA. Ben Caron is a Managing Director and Portfolio Manager at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Caron was on the fixed income team at Goodwin. At the Subadviser, he continues in the same role that he held at Goodwin, assisting the senior portfolio manager in the management of several Virtus open-end mutual funds—the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, and Virtus Senior Floating Rate Fund—and two fixed income variable insurance products. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Kyle A. Jennings, CFA. Kyle Jennings is Managing Director, Leveraged Finance Sector Manager at the Subadviser. He is the co-portfolio manager of the Virtus Senior Floating Rate Fund and the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of the Subadviser. Mr. Jennings leads the formulation of the leveraged finance strategy for the multi-sector fixed income strategies and also covers the gaming, healthcare, banking, homebuilding/building products, and automotive industries. He was a member of the corporate credit research team at Goodwin from 1998 to 2011. In 2011, he joined the Subadviser and holds the same role. Prior to that, Mr. Jennings was employed in the banking industry as a credit research analyst for Shawmut Bank, Ironwood Capital, and Citizens Bank. He has 20 years of investment experience.

Daniel Senecal, CFA. Dan Senecal is a Managing Director, Credit Research at the Subadviser. Prior to joining the Subadviser in 2011, he was on the fixed income team at Goodwin. At the Subadviser, Mr. Senecal continues in the same role that he held at Goodwin, serving as the co-head of corporate credit research and also responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. Mr. Senecal began at Goodwin in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank, where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund is included in the Statement of Additional Information.

The portfolio management team will draw on the research, analytical and trading support of the following individuals.

William J. Eastwood, CFA. Bill Eastwood is a Managing Director and Senior Trader at the Subadviser. Mr. Eastwood joined the Subadviser in 2011 as a senior fixed income trader. Prior to the Subadviser, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Goodwin.

Cecelia L. Gerber, Cecelia Gerber is a Director and Fixed Income Trader at the Subadviser. Prior to joining the Subadviser in 2011, Ms. Gerber was on the fixed income team at Goodwin. At the Subadviser, Ms. Gerber continues in the same role that she held at Goodwin since 2001.

Timothy M. Heaney, CFA. Tim Heaney is a Senior Portfolio Manager at the Subadviser, specializing in both taxable and tax-exempt municipal bonds. Mr. Heaney manages high net worth municipal bond portfolios for the Subadviser, is portfolio manager of the Virtus CA Tax-Exempt Fund, and manages institutional bond portfolios and a closed-end municipal bond fund for Virtus’ affiliated manager, Duff & Phelps Investment Management Co. Previously, Mr. Heaney was a senior credit analyst in the commercial lending division at Connecticut National Bank.

Eric Hess, CFA. Eric Hess is a Director and Research Analyst at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Hess was on the fixed income team at Goodwin. At the Subadviser, Mr. Hess resumes responsibilities he held at Goodwin, including management of the investment grade sector. He is also responsible for the telecommunications, media, insurance, and utility industry sectors. Mr. Hess joined Goodwin in 2010 as a

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member of the corporate credit research group. Prior to joining Goodwin, he was a credit analyst for The Travelers Companies.

Stephen H. Hooker, CFA. Steve Hooker is Director of Foreign Research at the Subadviser. Mr. Hooker joined the Subadviser in 2011 to serve as sector manager for emerging markets and as a member of the corporate credit research group. He is responsible for the technology, paper and packaging, aerospace and defense, and transportation industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Christopher Kelleher, CFA, CPA. Chris Kelleher is a Senior Managing Director and Senior Portfolio Manager at the Subadviser. Mr. Kelleher has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements. Prior to joining Newfleet in 2012, Mr. Kelleher was retired for two years from Goodwin, where he was senior managing director and senior portfolio manager from 1997 through January 2010. From 1983 through 1997, he was an investment officer with Phoenix Life Insurance Company.

Lisa H. Leonard. Lisa Leonard is a Portfolio Manager at the Subadviser, specializing in both taxable and tax-exempt municipal bonds. Ms. Leonard manages high net worth municipal bond portfolios for the Subadviser and institutional municipal bond portfolios for Virtus’ affiliated manager, Duff & Phelps Investment Management Co. Previously, Ms. Leonard was a municipal finance analyst with Connecticut Bank & Trust.

Christine M. Ouellette. Christine Ouellette is a Director and Assistant Portfolio Manager at the Subadviser. Prior to joining the Subadviser in 2011, Ms. Ouellette was on the fixed income team at Goodwin. At the Subadviser, Ms. Ouellette continues in the same role that she held at Goodwin, assisting the senior portfolio manager in the management of several Virtus mutual funds—the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, and Virtus Senior Floating Rate Fund—and two fixed income variable insurance products. Ms. Ouellette joined Goodwin in 2000 as a settlements analyst, resolving issues related to trading activities, wire transfers, security movements, corporate actions, and income collections. Earlier in her career, Ms. Ouellette was responsible for client account management at Brown Brothers Harriman & Co.

Nicodemus Rinaldi. Nick Rinaldi is Senior Managing Director, Structured Products, at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Rinaldi was on the fixed income team at Goodwin. At the Subadviser, he continues in the same role that he held at Goodwin, as co-head of the structured finance team, responsible for approximately $2 billion in structured securities. He specializes in asset-backed and commercial mortgage-backed securities. Mr. Rinaldi began his career at Goodwin in 1992 and joined the multi-sector fixed income team in 1994 as a credit research analyst for the structured finance sector, specializing in asset-backed, commercial mortgage-backed, and residential mortgage-backed securities.

Jonathan R. Stanley, CFA. Jonathan Stanley is Director of Credit Research at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Stanley was on the fixed income team at Goodwin. At the Subadviser, he continues in the same role that he held at Goodwin, serving as the sector manager for high yield credit. He is also responsible for the consumer products, food and beverage, restaurants, retail, and metals and mining industries, and the Asian sovereign credit sector. Mr. Stanley joined Goodwin in 1996 and served in various capacities, including as an analyst on the emerging markets team. He left the firm in 2001 to serve as a portfolio manager at Global Financial Private Capital, a registered investment adviser in Florida. He rejoined Goodwin in 2006 as a member of the corporate credit research group and assumed responsibilities for the management of the high yield sector in 2008.

Andrew Szabo, CFA. Andrew Szabo is Senior Managing Director, Structured Products at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Szabo was on the fixed income team at Goodwin. At the Subadviser,

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he continues in the same role that he held at Goodwin. He is co-head of the structured finance team, responsible for approximately $2 billion in structured securities. He has specialized in commercial mortgage-backed, asset-backed, and residential mortgage-backed securities for more than 20 years. Mr. Szabo joined Goodwin in 1986 and became a member of the multi-sector fixed income team in 1989, starting as a credit research analyst for the structured finance sector.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that a shareholder that wishes to sell its shares of a closed-end fund must do so through an exchange at the prevailing market price at that time, like any other stock. If a mutual fund shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at “net asset value.” Closed-end funds also differ from ETFs, which are investment companies that issue shares only in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, while closed-end funds generally do not. The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their net asset value. The Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that its Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per Common Share. While certain actions, such as share repurchase programs or tender offers, might temporarily reduce the Fund’s discount, they are dilutive of Fund assets and typically have no long-term effect on the discount. The Fund may also be limited or restricted by the terms of its leverage from taking action that temporarily addresses the discount. Accordingly, the Fund’s Board of Trustees may determine that it is not in the best interests of the Fund or its shareholders to take action designed to alleviate the Fund’s discount. Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive net asset value upon disposition of their Common Shares.

CONTROL PERSONS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Virtus has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. It is anticipated that Virtus will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund calculates a net asset value per share for the Common Shares. In general, the Fund calculates its net asset value (“NAV”) per Common Share by adding the values of all securities and other assets of the Fund; subtracting liabilities; and dividing the result by the total number of outstanding Common Shares. The Fund’s net asset value is used in calculating the Fund’s advisory fee.

Equity securities are valued at the official closing price (typically last sale) on the exchange on which they are primarily traded, or if no closing price is available, at the last bid price. Debt securities (other than short-term

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investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at such companies’ NAV per share as quoted by such companies. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

Accrued liabilities are deducted from the assets of the Fund. The resulting amount is then divided by the number of Common Shares outstanding to produce the NAV per Common Share.

The NAV per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on days when the NYSE is open for trading. The Fund will not calculate its NAV per Common Share on days when the NYSE is closed for trading. If the Fund holds securities that are traded on foreign exchanges that trade on days when the NYSE is closed, the NAV per Common Share may change on days when investors will not be able to buy or sell Common Shares.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of trading in the United States. The values of these securities used in determining the net asset value of the Fund are the last sale price at the close of the primary exchange on which they trade or, if no sale occurred, the last bid price on such exchange. Events affecting the value of foreign securities may occur between the close of trading on such exchange and the calculation of the Fund’s net asset value, in which case such investments will be valued at their fair value, as determined in good faith under procedures approved by the Board of Trustees. Foreign securities and currency held by the Fund will be valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4:00 p.m. Eastern time.

How are securities fair valued?    If market quotations are not readily available or available prices are not reliable, the Fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by a pricing source does not, in the opinion of the Adviser or the Subadviser, reflect the security’s market value, for example if material events have occurred before the close of trading on the NYSE but after the close of the exchange on which the foreign security primarily trades; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities);

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(ix) whether two or more dealers with whom the Adviser or Subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Fund’s fair valuation procedures, may not reflect such security’s market value or the amount actually received when the Fund sells the security.

DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also make total distributions during its taxable year in excess of its net investment income and net realized capital gains for that taxable year, in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their Common Shares. Because the basis reduction would increase any future gain on a disposition of the Common Shares, the tax may be deferred until each Common Shareholder sells its Common Shares. A “return of capital” represents a return of a Common Shareholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. The amount of net investment income available for each monthly distribution, and the portion that qualifies as a tax-free return of capital, can vary depending on a number of factors, including foreign currency gains and losses that are treated as ordinary income, dividends payable on the Fund’s preferred shares, if any, or other costs of leverage. There can be no assurance, therefore, that the Fund will continue to pay regular monthly distributions, that it will do so at a particular rate, or that any specific portion of the Fund’s distributions will be treated as a tax-free return of capital. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares newly issued by the Fund or Common Shares of the Fund purchased in the open market, in accordance with the Fund’s dividend reinvestment and cash purchase plan, unless an election is made to receive cash. See “Automatic Reinvestment and Cash Purchase Plan.”

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

Each Common Shareholder whose Common Shares are registered in his or her own name will automatically be a participant (“Participant”) in the Automatic Reinvestment and Cash Purchase Plan (the “Plan”) of the Fund. A Common Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a Participant if (a) such a service is provided by the Nominee and (b) the Nominee makes such an election on behalf of the Common Shareholder to participate in the Plan. Computershare Trust Company, N.A. (the “Plan Administrator”) will automatically reinvest all dividends declared on Common Shares held by Participants on the basis described below. You may elect not to participate in the Plan and to instead receive all dividends in cash by contacting the Plan Administrator at the address set forth below. Whenever the Fund

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declares a distribution payable in Common Shares or cash, Participants will receive such distribution as follows, as determined on the payable date for such distribution:

Whenever the market price of the Fund’s Common Shares is equal to or exceeds net asset value per share, Participants will be issued shares of Common Shares valued at the greater of (i) the net asset value per share on the payable date or (ii) 95% of the market price on the payable date. Participants will receive any such distribution entirely in Common Shares, and the Plan Administrator shall automatically receive such Common Shares, including fractions, for all Participants’ accounts. If net asset value per share of the Common Shares at the time of valuation exceeds the market price of the Common Shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Administrator will, as purchasing agent for the Participants, buy shares of Common Shares in the open market, on the NYSE or elsewhere, for each Participant’s account. The purchase price per share will be equal to the weighted average price of all shares purchased, including commissions. If, following the commencement of such purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Shares, the Plan Administrator may cease purchasing Common Shares on the open market and the Fund may issue the remaining Common Shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining Common Shares, the number of Common Shares received by the Participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Common Shares purchased in the open market and the price at which the Fund issued the remaining Common Shares. The Plan Administrator will apply all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payable date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with the applicable provisions of law.

For all purposes of the Plan: (a) the market price of the Fund’s Common Shares on a particular date shall be the last sale price on the NYSE at the close of the trading day or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such Common Shares on the NYSE on such date and (b) net asset value per share of Common Shares on a particular date shall be as determined by or on behalf of the Fund. The automatic reinvestment of dividend and capital gains distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such distributions, even though shareholders will not be receiving cash distributions. See “Federal Income Tax Matters.”

Participants in the Plan may make additional cash payments of at least $100 per payment but not more than $3,000 per month for investment in the Fund. Such voluntary cash payments received by the Plan Administrator either by check, automatic monthly investment or by any other means the Plan Administrator accepts, will be applied by the Plan Administrator to purchase additional Common Shares on the open market on or about the investment date following the Plan Administrator’s receipt of the voluntary cash payment, provided the Plan Administrator receives the cash payment at least 2 business days prior to such investment date. The investment date will be the 15th day of each month or the next business day if the 15th falls on a weekend or a holiday (the “Investment Date”). The purchase price per Common Share will be equal to the weighted average price of all Common Shares purchased on the applicable Investment Date, including commissions. Participants have an unconditional right to obtain the return of any voluntary cash payments if the Plan Administrator receives written notice at least 5 business days prior to the applicable investment date.

In the event that any cash payment is received or processed too late to be applied toward a purchase for the current month’s Investment Date, it will be held by the Plan Administrator and applied to a purchase for the next month’s Investment Date. Participants will not receive interest on voluntary cash payments held by the Administrator pending investment. All cash payments must be drawn against a United States bank and payable in United States funds. Cash, traveler’s checks, money orders and third party checks are not accepted.

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The open market purchases provided for above may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Administrator shall determine.

The Plan Administrator will hold Common Shares acquired pursuant to the Plan in book-entry (non-certificated) form in the Plan Administrator’s name or that of its Nominee. The Plan Administrator will forward to each Participant any proxy solicitation material and will vote any Common Shares so held for each Participant only in accordance with the proxy returned by any such Participant to the Fund. Upon any Participant’s request, the Plan Administrator will deliver to him or her, without charge, a certificate or certificates for the full shares of Common Shares. Upon any Participant’s request, the Plan Administrator will sell a portion of his or her Common Shares. Such sales will be processed as soon as practical (generally, within 5 business days) after the Plan Administrator receives the request. Shareholders may call 866-270-7788 to liquidate shares if the dollar value of a sale is expected to be $50,000 or less. If the dollar value is expected to exceed $50,000, the Participant must submit a written request to the Plan Administrator. This limitation is set to protect Participants’ accounts against unauthorized sales. The Plan Administrator has the right to decline to process a sale by telephone if it determines, in its sole discretion, that supporting legal documentation is required. If a Participant requests a sale within a 30-day period of an address change, a signed written request is required. The sale price per Common Share will be equal to the weighted average price of all Common Shares sold by the Plan Administrator on the applicable trading day, less brokerage commissions.

Any stock dividends or split shares distributed by the Fund on Common Shares held by the Plan Administrator for any Participant will be credited to such Participant’s account. In the event that the Fund makes available to Participants rights to purchase additional Common Shares, the number of rights will be based upon the Participant’s total holdings, including Common Shares held by the Administrator.

The Plan Administrator’s service fee for investing distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases (currently $0.02 per share, but may vary and is subject to change).

A shareholder wishing to terminate his or her participation may do so by notifying the Plan Administrator of such intent. Such termination will be processed as soon as practical (generally, within 5 business days) after receipt by the Plan Administrator, provided such notice is received by the Plan Administrator not less than 7 business days prior to any distribution payment date. If such notice is received less than 7 business days prior to any distribution payment date, termination requests may not be processed until Common Shares to be received from the reinvestment of distributions have been posted in such terminating shareholder’s account. In such case, all Common Shares, including the newly posted distribution reinvestment shares, will then be sold or a certificate for the appropriate number of full Common Shares issued, along with a check in payment for any fraction of a share, on the first trading day after such shares have been posted to such terminating shareholder’s account (generally, a few days after the payable date).

The Plan may be terminated by the Fund or the Plan Administrator with the Fund’s prior written consent, upon notice in writing mailed to each Participant. Upon any termination, the Plan Administrator will cause to be delivered to each Participant a certificate or certificates for the appropriate number of full Common Shares and a cash adjustment for any fractional share held for each such Participant under the Plan. If the Participant prefers, he or she may request to sell all shares held by the Plan Administrator in order to terminate participation in the Plan.

These terms and conditions may be amended or supplemented by the Fund or the Plan Administrator with the Fund’s prior written consent except when necessary or appropriate to comply with applicable law or the rules or guidance of the SEC or any other regulatory authority, at any time or times, only by mailing to each Participant appropriate written notice.

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The Plan Administrator may use its affiliates or affiliates of the Adviser for all trading activity relative to the Plan on behalf of Plan Participants. Such affiliates will receive a commission in connection with such trading transactions.

All correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or to Shareholder Services at 866-270-7788.

DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

The Fund is a statutory trust organized under the laws of the State of Delaware on August 23, 2011 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund is authorized to issue an unlimited number of common shares of beneficial interest, without par value. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Common Shares.

The Fund has no present intention of offering any additional Common Shares other than the Common Shares it may issue under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Any additional offerings of Common Shares will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “VGI.” Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Summary of Fund Expenses.”

Unlike open-end funds, closed-end funds such as the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell those already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in dividend-paying or income-generating securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels, call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure shareholders that Common Shares will trade at a price equal to or higher than net asset value in the future. The Board of Trustees is under no obligation and undertakes no commitment to take measures to reduce any discount at which the Common Shares may trade. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to a record shareholder’s account. Common Share certificates that have been issued to a record shareholder may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of Common Shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

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Borrowings

The Fund is authorized to borrow or issue commercial paper or other debt securities for financial leveraging purposes. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other borrowings unless, immediately after the borrowing, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or other borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the holders of Common Shares. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends on Common Shares in certain circumstances. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. If the Fund utilizes borrowings, the holders of Common Shares will bear the costs of any borrowings.

Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more ratings agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Board may, but has no current intention to, issue preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may

38

issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a ratings agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in the imposition of provisions more restrictive than those required by the 1940 Act.

If the Fund were to issue preferred shares, the Fund may seek a AAA/Aaa credit rating for the preferred shares from one or more ratings agencies. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such ratings agency. Although, as of the date hereof, no such ratings agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such ratings agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such ratings agency will be more or less restrictive than guidelines imposed by the Board of Trustees.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. A trustee may be removed from office, with or without cause, by the action of a majority of the trustees then in office.

In addition, the Fund’s Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares entitled to vote, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 66 2/3% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”)

39

refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of Common Shares of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the Managed Assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the Managed Assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Conversion to Open-end Fund

To convert the Fund to an open-end investment company, the Fund’s Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares entitled to vote, unless such amendment has been approved by at least 66 2/3% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, the Adviser anticipates conversion of the Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less a redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors might incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

The Declaration of Trust also provides that the Fund may be dissolved upon the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares entitled to vote, unless such amendment has been approved by at least 66 2/3% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Declaration of Trust, with respect to any class or series of shares. If a separate class or series vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more

40

complete explanation, see the full text of these provisions in the Fund’s Declaration of Trust, which is on file with the SEC.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding U.S. federal income tax considerations, see the Statement of Additional Information. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Qualification as a Regulated Investment Company.    The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Fund intends to distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain. Unless a

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Common Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares pursuant to the Plan.

Federal Excise Tax.    A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

Capital Loss Carryovers.    The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

Deferral of Late Year Losses.    The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” includes:

(i) the greatest of any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and

(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Foreign Currency Transactions.    The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain foreign currency options, futures contracts and forward contracts (and similar instruments) as capital gain or loss.

Taxation of Fund Distributions.    Generally, distributions to Common Shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net

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short-term capital gains, if any, realized by the Fund will be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains that are properly reported as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time a Common Shareholder has owned Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested pursuant to the Plan in additional Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

Sale or Redemption of Fund Shares.    In general, if Common Shares are held as a capital asset, the sale or other disposition of Common Shares will result in capital gain or loss to Common Shareholders. Selling Common Shareholders generally will recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value amount received. A Common Shareholder’s gain or loss generally will be a long-term gain or loss if the Common Shares have been held for more than one year. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains, as discussed under “Tax Matters—Distributions” in the SAI) with respect to such Common Shares. In addition, under the wash sale rules, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Foreign Shareholders.    If a Common Shareholder is not a U.S. shareholder (other than such a Common Shareholder whose ownership of Common Shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Moreover, notwithstanding any exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, as well as the proceeds from the sale of your Common Shares, may be subject to backup withholding (at a current rate of 28%) if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it

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does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

Buying a Dividend.    An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Backup Withholding.    By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Common Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of any distributions or proceeds paid.

Other Taxation.    Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Common Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, foreign investors, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Common Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters that are applicable to them.

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UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus, the underwriters named below, for whom Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and UBS Securities LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. LLC	2,800,000
Citigroup Global Markets Inc.	2,850,000
UBS Securities LLC	3,000,000
RBC Capital Markets, LLC	525,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	33,000
Chardan Capital Markets, LLC	175,000
Comerica Securities, Inc.	220,000
Henley & Company LLC	100,000
J.J.B. Hilliard, W.L. Lyons, LLC	35,000
Janney Montgomery Scott LLC	75,000
Ladenburg Thalmann & Co. Inc.	35,000
Maxim Group LLC	15,000
Morgan Keegan & Company, Inc.	220,000
Paulson Investment Company, Inc.	80,000
Wedbush Securities Inc.	65,000
Wunderlich Securities, Inc.	35,000
Andrew Garrett, Inc.	9,500
Bernard Herold & Co., Inc.	7,000
Brean Murray, Carret & Co., LLC	7,000
Crowell, Weedon & Co.	10,000
D.A. Davidson & Co.	10,000
E*Trade Securities LLC	43,000
Feltl and Company	23,000
Geoffrey Richards Securities Corp.	78,000
Gilford Securities Incorporated	25,000
Huntleigh Securities Corporation	27,000
J.P. Turner & Company, LLC	60,000
Pershing LLC	50,000
Revere Securities Corp.	14,000
Source Capital Group, Inc.	27,000
Sterne, Agee & Leach, Inc.	40,000
Synovus Securities, Inc.	14,500
Wayne Hummer Investments LLC	17,000
Westminster Financial Securities, Inc.	25,000

Total	10,750,000

The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a

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concession not in excess of $0.60 per Common Share under the initial offering price. Any underwriter may allow, and such dealers may re-allow, a concession not in excess of $0.90 per Common Share to the other underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may, from time to time, be varied by the representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before February 28, 2012.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of 1,612,500 Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total public offering price would be $247,250,000, the total sales load would be $11,126,250 and the total proceeds, after expenses, to the Fund would be $235,629,250.

The following table summarizes the estimated expenses (assuming the Fund issues approximately 10,750,000 Common Shares) and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$20.00	$20.00	$215,000,000	$247,250,000
Sales load	$0.90	$0.90	$9,675,000	$11,126,250
Proceeds, after expenses, to the Fund	$19.06	$19.06	$204,895,000	$235,629,250

The fees described below under “Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $598,785 in total, $430,000 of which will be borne by the Fund (or $494,500 if the underwriters exercise their over-allotment option in full). See “Use of Proceeds.” The registered personnel of VP Distributors, an affiliate of the Adviser, are providing wholesaling and marketing assistance with respect to the offering. VP Distributors intends to pay to its registered personnel who participate as wholesalers in the marketing of the Shares incentive based compensation that is determined based upon the total sales, up to $500,000. VP Distributors will not be reimbursed for the payments made to its registered personnel.

The underwriters have informed the Fund that they do not intend for sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements of the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “VGI.”

The Fund has agreed that, without the prior written consent of the representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any

46

option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriter under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent, limit or slow a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the representatives of the underwriters. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that certain of the underwriters may, from time to time, act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking,

47

securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser, the Sub-Adviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Prior to the public offering of Common Shares, the Adviser or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

Additional Compensation to be Paid by the Adviser

The Adviser (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC from its own assets, structuring fees in the amount of $840,353.81, $858,632.81 and $59,000, respectively, for advice relating to the structure, design and organization of the Fund, including, without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies and (iv) the overall marketing and positioning thesis for the offering of the Common Shares. The structuring fees paid to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC will not exceed 0.39%, 0.40% and 0.03%, respectively, of the total public offering price of the Common Shares. These fees are calculated based on the total public offering price of the Common Shares sold by Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC in the offering, including Common Shares attributable to the underwriters’ over-allotment option (regardless of whether the over-allotment option is exercised). These services provided by Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting the Adviser in structuring and organizing the Fund in the amount of $920,623.32. If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed 0.43% of the total public offering price of the Common Shares.

The Adviser (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC from its own assets, a syndication fee in the amount of $1,257,517.80 for advice relating to (i) securing syndicate participants in the Fund’s initial public offering, (ii) preparation of marketing and diligence materials for underwriters, (iii) conveying information and market updates to the underwriters, and (iv) coordinating syndicate orders in this offering. The syndication fee paid to Morgan Stanley & Co. LLC will not exceed 0.58% of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the underwriters in

48

connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Fund has agreed to reimburse the underwriters the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, in an amount not to exceed $25,000. The Adviser (and not the Fund) will pay a structuring and/or syndication fee to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., UBS Securities LLC and RBC Capital Markets, LLC, which in the aggregate will not exceed $3,936,127.73. Total compensation to the underwriters will not exceed 6.57% of gross proceeds.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. The principal address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, RI 02940-3078.

CUSTODIAN

The Bank of New York Mellon will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable as may be specifically agreed upon from time to time and charges at Custodian’s standard rates for such services as may be applicable, plus reimbursement for certain out-of-pocket expenses, subject to approval of the Fund. The principal business address of the Custodian is One Wall Street, New York, NY 10286.

LEGAL OPINIONS

With respect to matters of U.S. law, the validity of the Common Shares offered hereby will be passed on for the Fund by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania. Certain legal matters will be passed on for the underwriters by Simpson Thacher & Bartlett LLP. With respect to certain matters governed by Delaware law, Simpson Thacher & Bartlett LLP will rely upon the opinion delivered by Stradley Ronon Stevens & Young, LLP.

REPORTS TO SHAREHOLDERS

The Fund will send to holders of Common Shares unaudited semi-annual and audited annual reports, including a list of investments held, when such reports become available. The Fund’s Forms N-Q and shareholder reports, as well as other filings, will be available on the SEC’s Web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

50

10,750,000 Shares

Virtus Global Multi-Sector Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

February 23, 2012

Morgan Stanley

Citigroup

UBS Investment Bank

RBC Capital Markets

BB&T Capital Markets

Chardan Capital Markets, LLC

Comerica Securities

Henley & Company LLC

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Morgan Keegan

Paulson Investment Company, Inc.

Wedbush Securities Inc.

Wunderlich Securities

Until March 19, 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

100 Pearl Street

Hartford, Connecticut 06103

Statement of Additional Information

February 23, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Virtus Global Multi-Sector Income Fund, dated February 23, 2012, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by contacting Shareholder Services at 866-270-7788.

This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

i

THE FUND

The Fund is a newly formed, diversified, closed-end management investment company, which was organized as a statutory trust under Delaware law.

The Fund’s Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. Capitalized terms used but not defined herein are used as defined in the Prospectus.

The investment objective of the Fund is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ notice. The following discussion supplements the disclosure in the Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities, and government-sponsored enterprises such as the Federal National Mortgage Association).

(3) Borrow money, except to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (“SEC”) staff (collectively, the “Investment Company Act Laws and Interpretations”) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the Investment Company Act Laws and Interpretations, the “Investment Company Act Laws, Interpretations and Exemptions”). This restriction on borrowing shall not apply to any issuance of senior securities by the Fund.

(4) Issue “senior securities,” sell short, purchase on margin, or write options in contravention of the 1940 Act. Activities permitted by Investment Company Act Laws, Interpretations and Exemptions shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

(8) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below the coverage required by applicable laws, rules, or regulations, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall provide the required coverage. The Fund may issue preferred shares which immediately after issuance shall have asset coverage of at least 200 per centum.

With respect to investment restriction (2) above, the Fund may take the position that affiliated mutual fund shares, privately issued mortgage-related securities, and other asset-backed securities do not in and of themselves represent interests in any particular “industry” or group of industries, in which case the Fund will look through to the underlying asset class for purposes of determining such an investment’s industry.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Fund is exempt from this limitation so long as, among other things, the Fund and the underlying mutual fund are affiliates, and the underlying mutual fund is itself not a fund of funds.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Adviser and/or Subadviser may employ in pursuit of the Fund’s investment objective, and a summary of related risks. The Fund may not use all of these instruments or techniques. Throughout this section, the term “Adviser” also refers to the Fund’s Subadviser, as applicable.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of any amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on NAV of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed illiquid.

Debt Securities

The value of the Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. Lower-rated and comparable unrated debt securities are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which primarily reflect general levels of interest rates for like rated securities of comparable duration.

Corporate Debt Securities. The Fund’s investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will generally not invest more than 5% of its assets in inverse floaters. Effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds. PIK bonds are obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets during any period when interest payments are not made.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

Step Coupon Bonds. Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets during any period when interest payments are not made.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies, either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Yankee Bonds. Yankee bonds are dollar-denominated obligations issued in the U.S. capital markets by foreign governments and corporations. Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks another risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Zero Coupon Bonds. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. Generally, derivatives are financial contracts the value of which depends upon, or is derived from, the value of one or more underlying assets, reference rates or indices, and may relate to, among others, individual securities, interest rates, foreign currencies and securities, commodities and other indices. The Fund may also utilize certain of these instruments as part of its overall investment technique to gain or lessen exposure to various securities, markets or currencies. For example, the Fund may utilize derivative instruments such as various types of interest rate transactions, options and futures, as described below. Such investments also may include indexed securities, including inverse floaters.

Hedging transactions involve significant risks, subjecting the Fund to the risk of a reduction in, or a loss of, interest income and invested principal.

For example, the value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other relevant economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, currency movements, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the derivatives transactions at all. Also, suitable derivative transactions may not be available in all circumstances and the Adviser may choose not to use derivatives that are available to reduce portfolio risk or otherwise. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Fund may enter into commodity-linked derivatives. See “Tax Matters.”

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Furthermore, Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Additional Risks Relating to Derivative Investments – Risk Due to Uncertainty Regarding the Implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act” below for more information.

Credit-Linked Notes

Credit linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated. Additionally, credit linked notes may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Derivative Transactions

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund will specifically designate on its accounting records liquid assets which will be unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell (depending on the type of option) a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency at the exercise price, while a put option gives its owner the right, but not the obligation, to sell the currency at the exercise price. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised.

A call rises in value if the underlying currency to be purchased strengthens. Conversely, a put rises in value if the underlying currency to be sold weakens. While purchasing a foreign currency put or call option can protect the Fund against an adverse movement in the value of a foreign currency, doing so does not limit the gain that might result from a favorable movement in the value of such currency. At the same time, in either case the currency being hedged may move in the direction opposite of the direction anticipated, the option purchased may expire worthless, and the Fund may lose its entire investment in the option. For example, if the Fund were holding securities denominated in a strengthening foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not be required to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had weakened between the date of purchase and the settlement date, the Fund would not be required to exercise its call but could instead acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund could seek to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but potentially more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts, although there can be no assurance of liquidity or reduced cost.

To the extent required to comply with SEC guidance, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records liquid assets which will be unencumbered and marked to market daily to reflect the value of such contracts on such day.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC.

Foreign Currency Warrants. Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency, such as the Japanese Yen or the Euro.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value of the warrants and the payment due upon exercise of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by, among other factors, (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to base trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts

The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Derivative Transactions” above) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to receive or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the

Japanese yen; the Swiss franc; the Mexican peso; and the Euro. It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily through the designated contract markets of the CME Group Inc. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore Exchange Limited.

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indices (described above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder of the option acquires the underlying futures contract at the specified price, if the option is physically settled, and the writer must deliver the futures contract. In the case of a put option, the opposite is true.

The Fund will limit its use of futures contracts and futures options to hedging transactions or attempts to increase total return, in accordance with federal regulations. The Fund may seek to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through effective use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and possibly at a lower cost by using futures contracts and futures options. However, the costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses in part or in whole.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (the “initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or receiving delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (which are on the same exchange, have the same underlying security or index, and have the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, and if it is more than the original sale price, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, and if it is less than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) highly liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as such asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equals the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as such asset is liquid, unencumbered and marked to market daily that equals the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

Futures contracts are designed by boards of trade that are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC.

The requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Tax Matters.”)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option on a futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to receive or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively. In addition, there is a risk of loss by the Fund of its margin payments in the event of the insolvency of the broker-dealer or the custodian with whom the Fund has deposited its margin payments.

There are several risks in connection with the use of futures contracts and options on futures as hedging techniques. While hedging can provide protection against an adverse movement in market prices, it involves transaction costs and can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and the extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable or move in an unanticipated direction during a period when a futures contract or option is held by the Fund, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction at all. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or receive delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts may involve less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Transactions. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the commitment with another party to exchange, i.e. to pay or receive, interest (for example, an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the predetermined maximum interest rate but gives up the benefit of an interest rate decline below the predetermined minimum interest rate. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate NAV at least equal to the accrued excess, will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have certain contractual remedies pursuant to the agreements relating to the transaction. However, there can be no assurance the Fund will be able to recover under such contractual remedies.

Options

The Fund may purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies. The purpose of purchasing covered put options generally is to hedge against declines in the market value of the Fund’s portfolio securities, and the purpose of purchasing call options is to gain exposure to appreciation in the market value of the Fund’s portfolio securities, in each case in an attempt to increase total return. The Fund may purchase call and put options on securities indices for a similar purpose. A purchased option will only be effective if the price change of the underlying security is greater than the difference between the option premium paid by the Fund and the option strike price. To the extent the underlying security’s price change does not exceed this amount, purchased put and call options will not provide an effective hedge. On the other hand, a written option will only be effective if the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent that the underlying security’s price change exceeds this amount, the written put and call options will not provide an effective hedge.

Writing Call Options. The Fund may write (sell) covered call options on securities (“calls”) when the Adviser considers such sales appropriate. When the Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months), or on a specified date or dates (depending on the type of call option) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any decline in the market price of the underlying security relative to the exercise price. The Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options. The Fund may purchase a call option when it anticipates that the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

Writing Put Options. A put option written by the Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options. The Fund may purchase a put option when it anticipates that the value of the underlying security will decline. The Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar (in whole or in part) to selling a futures contract or entering into a forward contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a higher strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The purchase and writing of options involves certain risks. During the option period (which may last for the entire tenor of the transaction or comprise several days or one day, depending on the style of the option), the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, unless it has otherwise hedged the downside price risk, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time within the exercise period provided in the option contract when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the security underlying the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments. The Fund may invest in options based on securities that differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although there can be no assurance that the option will be effective. If price changes in the Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when the Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, because if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil Index or the Bloomberg United States Office/Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and NYSE Amex.

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities. If the Fund purchases such a put option, the amount of the payment, if any, it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of the Fund’s portfolio securities.

The Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment, if any, it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered (i) by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) by owning securities whose price changes are expected to be similar to those of the underlying index or (iii) by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above. The extent to which options on securities indices will provide the Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. In addition, some options on securities indices may not have a broad and liquid secondary market, in which case it may not be possible for the Fund to close out options it has purchased or written.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if the Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. The Fund will write call options on indices only to hedge—in an economically appropriate way—portfolio securities that are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be “covered” by identifying the specific portfolio securities being hedged.

With respect to cleared and exchange-traded options, to secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the index multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the index multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the index multiplier times the number of contracts.

The Fund may sell a call option or a put option that it has previously purchased prior to the exercise of such option. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less, respectively, than the premium and other transaction costs paid.

Risks Relating to Options on Securities. During the option period (which may last for the entire tenor of the transaction or comprise several days or one day, depending on the style of the option), the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer of a put option will not benefit from any capital appreciation of the underlying security above the exercise price, but in return for the premium received on the option, is exposed to the risk of loss should the price of the underlying security decline below the exercise price during the option period.

The writer has no control over the time within the exercise period specified in the option contract when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the security or the level of the index underlying the put or call option may move more or less than the price of the related security or securities.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when it anticipates that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) non-standard terms in the option that prevent it from being traded on an exchange; (ii) insufficient trading interest in certain options; (iii) restrictions on transactions imposed by an exchange; (iv) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (v) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; (vi) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders; and (vii) unusual or unforeseen circumstances may interrupt normal operations on an exchange.

Each exchange has established limitations governing the maximum number of options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have an adverse impact upon the Fund.

Risks of Options on Securities Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices of securities in the market generally or in an industry or market segment that comprise the index underlying the index option in question. Accordingly, successful use by the Fund of options on indices will be subject to the Fund’s ability to correctly predict directional movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options that it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund.

It is the Fund’s policy to write or purchase options only on indices that include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized. Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options only on indices that meet the criterion described above.

Price movements in securities held by the Fund will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase or decrease as much as the level of the index. In this event, the Fund could bear a loss on an index call option written by the Fund that would not be completely offset by movements in the prices of the securities held by the Fund and the Fund might also experience a loss in the market value of its portfolio securities.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a written call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a financial institution pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time at which the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

Special Considerations and Risks Related to Options and Futures Transactions. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue to exist.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not match the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange that provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, the Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by the Fund. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, the Fund may be required to receive or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolios.

Each exchange has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Fund and other clients advised by the Adviser and its affiliates may be deemed to be acting in concert for these purposes. In light of these limits, the Board of Trustees may determine, at any time, to restrict or terminate the Fund’s transactions in options. The Adviser does not believe that these trading and position limits will have an adverse effect on investment techniques for hedging the Fund’s portfolio.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. See “Additional Risks Relating to Derivative Investments—Counterparty Risk” below for more information.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Adviser’s ability to correctly predict the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities that are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements. The Fund may enter into swap agreements, including interest rate, index, securities and currency exchange rate swap agreements, among others, in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (in other words, the return on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no specified credit event, such as a default, has occurred with respect to a reference obligation. In the event of a specified credit event, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (for example, emerging market debt). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if a specified credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. If a credit event were to occur, the value of any deliverable obligation received by the Fund as the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund may cover the positions by segregating or “earmarking” liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund may cover the position by segregating or “earmarking” liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Any such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Additional Risks Relating to Derivative Investments

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Risk Due to Uncertainty Regarding the Implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act” below for more information.

Risk Due to Uncertainty Regarding the Implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act on July 21, 2010 introduces regulatory uncertainty that may impact trading activities relevant to derivatives. This new legislation may require many over-the-counter “swaps” and “security-based swaps” to be centrally cleared through regulated clearinghouses and traded on exchanges or comparable trading facilities. In addition, dealers and major market participants and end-user counterparties may be required to comply with margin and capital requirements as well as public reporting requirements to provide transaction and pricing data on both cleared and uncleared swaps and security-based swaps. These requirements could adversely affect the ability of the Fund to utilize derivatives as part of its hedging and investment strategies, and could increase the costs incurred by the

Fund in implementing such strategies. We cannot predict how this legislation will ultimately be implemented by the SEC and the CFTC and other regulators or the magnitude of the effect that this legislation will have on the Fund’s ability to use derivatives as part of its hedging and investment strategies.

Equity Securities

To the extent that the Fund invests in equity securities, it will invest primarily in dividend-paying common stocks and preferred stocks, warrants and other securities and instruments, but may convert securities into or purchase outright other equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. The Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will generally calculate its NAV only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges, which may trade on other days (such as Saturdays). As a result, the NAV of the Fund may be affected by such trading on days when a shareholder has no ability to trade in shares of the Fund.

The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund’s foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

The Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to receive delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

High Yield High Risk Securities (Junk Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s NAV.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the Fund’s NAV. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions that permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities.

During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in lower returns for the Fund.

Liquidity and Valuation. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of the Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no specific quality criteria are required, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

Because illiquid securities may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline. A security that is determined by the Adviser to be liquid may subsequently become illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by procedures adopted by the Board of Trustees. (See “Private Placements and Rule 144A Securities” below.)

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations and assignments may be deemed by the Fund to be illiquid investments.

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will. Loan participations and assignments may be illiquid. With respect to such participation interests, for the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

Market Volatility

The value of the securities in which the Fund invests may fluctuate in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations, as well as the U.S. Federal Reserve, among other entities, may take a number of actions that affect the regulation or performance of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies have in the past and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan

Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by government-sponsored corporations such as the Federal National Mortgage Association are not subject to the Fund’s industry concentration restriction. The Fund may take the position that privately issued, mortgage-related securities do not in and of themselves represent interests in any particular “industry” or group of industries, in which case the Fund will look through to the underlying asset class for purposes of determining an investment’s industry. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed FNMA and FHLMC under the conservatorship of the FHFA on September 7, 2008, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. It is unclear what effect this conservatorship may have on the securities issued or guaranteed by FNMA or FHLMC.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking-fund schedule. Sinking-fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking-fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking-fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking-fund obligation on the next sinking-fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, and may be deemed illiquid.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objective and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Other Asset-backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Additional assets may be securitized in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Adviser in managing interest rate risks such as prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund’s purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Investment companies in which the Fund may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Participation on Creditors’ Committees

The Fund may participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers, or in a public offering made pursuant to an effective registration statement under the Securities Act. Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the Securities Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under rules adopted by the SEC for which the Board of Trustees determine the secondary market is liquid, Rule 144A securities will be considered illiquid. The Board of Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by the Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will invest in securities which are deemed by the Adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, the Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are considered illiquid.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Board of Trustees. The Adviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. The Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, the Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. It is expected that these risks can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.

Securities Lending

The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral. Collateral is marked to market to account for fluctuations in its market price.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Fund to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling as a hedging technique may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box,” described later in this paragraph) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities fungible with those sold short.

Small Companies

Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Tax-Exempt Bonds

Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

The two principal classifications of tax-exempt bonds are “general obligation” and “revenue.” General obligations or “G.O.s” are secured by the issuer’s general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the tax-exempt bonds that they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

There are several federal housing subsidy programs used by state housing agencies that do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also “moral obligations” of the issuing states; however, a few programs specifically reject the “moral obligation.” In many but not all cases, this “moral obligation” is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated. Neither event will require the elimination of such obligation from the Fund’s portfolio but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody’s or Fitch for tax-exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV.

Variable and Floating Rate Securities

The Fund may invest in securities with variable and floating rates. Some municipal securities, loan obligations and other debt instruments bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as “Variable Rate Securities.” The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury Bill rate, LIBOR, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

PORTFOLIO TURNOVER

The Fund generally pays a markup or brokerage commission on purchases and sales of portfolio securities. The Fund’s annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater transaction expenses and other costs, which must be borne directly by the Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements and by requirements that enable the Fund to receive certain favorable tax treatment (see “Tax Matters”). If it has a high turnover rate, the Fund will pay more in transaction costs than would be the case if it had a lower portfolio turnover rate.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In effecting portfolio transactions for the Fund, the Subadviser adheres to the Fund’s policy of seeking best execution, determined as described below, pursuant to which it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The Subadviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser or Subadviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser under their contracts with the Fund and may benefit other clients of the Adviser or Subadviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser or Subadviser may benefit the Fund.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are often subjective and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions may, subject to the Conduct Rules of the FINRA and subject to obtaining best prices and executions, be effected through dealers affiliated with the Adviser or Subadviser.

The Fund has adopted policies and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser or Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser or Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate, to the extent practicable, at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall generally be allocated among the participating accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and complies with the Fund’s policies and procedures. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board of Trustees reviews these procedures periodically as deemed appropriate.

In certain instances there may be securities that are suitable for the Fund’s portfolio as well as for that of another client of the Adviser or Subadviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better execution for the Fund. When appropriate, orders for the Fund are combined with orders for other investment companies or other clients advised by the Adviser or Subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the Adviser or Subadviser may be investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for the Fund and one or more other funds or other clients on the same day, each party generally pays the average price and commissions paid are allocated in direct proportion to the number of shares ordered by each account.

The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser’s or Subadviser’s personnel responsible for the selection of broker-dealers to effect Fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Fund, its Adviser or Subadviser and distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares or shares of other accounts managed by the Adviser or Subadviser. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

SERVICES OF THE ADVISER AND SUBADVISER

The Adviser

The investment adviser to the Fund is Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), which is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA was originally organized in 1932 as John P. Chase, Inc. VIA acts as the investment adviser for over 50 mutual funds. As of December 31, 2011, the Adviser had approximately $20.8 billion in assets under management.

VIA is a wholly owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The principal offices of Virtus are located at 100 Pearl Street, Hartford, Connecticut 06103.

Under the Fund’s investment advisory agreement, the Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee), including office facilities, personnel to manage the investment and reinvestment of the Fund’s assets, personnel to serve as officers or agents of the Fund, compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates, and expenses of any subadviser recommended by the Adviser and appointed to act on behalf of the Fund. The Fund will bear the costs of printing and mailing proxy materials; outside legal and auditing services; administration, custodian and transfer agency services; Trustee fees; regulatory filing fees and expenses of printing and mailing the Fund’s shareholder reports and other communications and filings; insurance expense; association membership dues and exchange fees; brokerage fees; and taxes and other expenses incurred by the Fund in its own operation.

The Fund will pay expenses incurred in its own operation and administration.

As compensation for its services to the Fund, the Adviser receives a fee, which is accrued daily and paid monthly at the annual rate of 0.95% of the Fund’s Managed Assets.

The Subadviser

Newfleet Asset Management, LLC (the “Subadviser”), with offices at 100 Pearl Street, Hartford, Connecticut 06103 and 909 Montgomery Street, San Francisco, California 94133, an affiliate of the Adviser and an indirect, wholly owned subsidiary of Virtus, is responsible for the day-to-day management of the Fund. The Adviser, and not the Fund, pays the Subadviser for its provision of advisory services to the Fund. The Subadviser acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2011, the Subadviser had approximately $8.1 billion in assets under management.

The Subadvisory Agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement. The Subadviser will furnish at its own expense the office facilities and personnel necessary to perform such services.

Investment Advisory and Subadvisory Agreements

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its advisory services to the Fund.

The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the Fund’s outstanding shares and by a vote of the majority of the Independent Trustees. The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Fund, subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the 1940 Act, subject to any applicable orders of exemption issued by the SEC. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect for an initial period running through December 31, 2013, and thereafter are renewed as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement provides that the Adviser may render services to others. The Fund may terminate the Investment Advisory Agreement upon 60 days’ written notice to the Adviser, without the payment of any penalty, by vote of the Board or by a “vote of the majority of the outstanding voting securities” of the Fund, and the Adviser may terminate the Investment Advisory Agreement upon 60 days’ written notice to the Fund, without the payment of any penalty. The Investment Advisory Agreement shall immediately terminate in the event of its assignment.

The Fund’s Investment Advisory and Subadvisory Agreements provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

The Fund, the Adviser, and the Subadviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions by covered persons are subject to preclearance procedures, reporting requirements and holding period rules. The Codes restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Fund has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

These Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549-0102.

Description of Proxy Voting Policy

The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Adviser will vote proxies or delegate such responsibility to the Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Fund will generally vote against shareholder social and environmental issue proposals.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, the Subadviser, delegate, underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the Adviser, the Subadviser and any delegate to notify the President of the Fund of any actual or potential conflict of interest. None of the Adviser, the Subadviser or any delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

The Policy further imposes certain record keeping and reporting requirements on the Adviser, the Subadviser and any delegate. Information regarding how the Fund votes proxies relating to portfolio securities will be available free of charge by calling, toll-free, 1-866-270-7788, or on the SEC’s website at www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Virtus Investment Advisers, Inc. and the Subadviser

Virtus believes that the firm’s compensation program as applicable to the Adviser and Subadviser is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval.

Following is a more detailed description of Virtus’ compensation structure as of the date hereof.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual pre-tax investment performance versus a specific peer group or index measure, which initially is the Morningstar World Bond Funds peer group but may change over time as appropriate. Performance of the Fund and other accounts managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of the Fund as well as other accounts managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Fund has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of September 30, 2011 regarding any other accounts managed by the Fund’s portfolio managers. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
David L. Albrycht	5	$5,390	0	$0	0	$0
Benjamin Caron	0	$0	0	$0	0	$0
Kyle A. Jennings	1	$379.4	0	$0	0	$0
Daniel Senecal	0	$0	0	$0	0	$0

(1)	Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Ownership of Fund Securities by Portfolio Managers

As the Fund is newly offered, none of the portfolio managers owns any shares of the Fund as of the date of this SAI. However, the portfolio managers presently intend to purchase Fund shares subsequent to this offering.

NET ASSET VALUE

The NAV per share of the Fund is determined as of the close of trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because the Fund does not calculate its NAV on weekends or United States national holidays, the values of the Fund’s foreign assets may be significantly affected on days when a shareholder may not be able to purchase or sell shares of the Fund. The NAV per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Board of Trustees or its delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which event was likely to materially change the NAV, then the investment would be valued using fair value considerations by the Board of Trustees or its delegates. If at any time the Fund has investments where market quotations are not readily available, such investments will be valued at the fair value thereof as determined in good faith by the Board of Trustees or according to policies and procedures approved by the Board of Trustees.

TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares that supplements the discussion in the Prospectus. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as a capital asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, foreign investors, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income (“Distribution Requirement”); (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (“Income Requirement”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (“Asset Diversification Test”).

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it satisfies the Distribution Requirement. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ended October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. The Fund can give no assurances that its distributions will be sufficient to avoid all taxes, including the U.S. federal excise tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the Distribution Requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders in taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Failure to qualify as a RIC thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to monetary sanctions.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains that are properly reported as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Due to the nature of the Fund’s investments, it is expected that, in general, distributions paid by the Fund will not be eligible for the reduced rates applicable to qualified dividend income or for the corporate dividends received deduction (the “DRD”).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares, a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares.

Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals is 15% for long-term capital gains realized in taxable years beginning on or before December 31, 2012, and thereafter the maximum rate will increase to 20% unless Congress enacts legislation providing otherwise.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s investments in options, futures contracts, hedging and derivatives transactions, forward contracts, and certain other transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions, and (vii) produce income that will not be treated as qualifying income for the purposes of the Income Requirement. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Securities. The Fund may invest a portion of its net assets in below investment grade (high yield) securities, commonly known as “high yield” or “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund in order to mitigate the potential impact of these uncertainties.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Preferred Shares or Borrowings. If the Fund utilizes leverage through the issuance of preferred shares or borrowing, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment debt obligations originally issued at a discount or debt obligations with market discount for which the Fund makes an election to accrue the market discount currently may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain foreign currency options, futures contracts and forward contracts (and similar instruments) as capital gain or loss.

PFIC Investments. The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in shares in a PFIC, the Fund intends to mark-to-market the Fund’s shares in such PFICs under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it may not have sold or received dividends from these PFICs. You should also be aware that the designation of a foreign company as a PFIC will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the DRD for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder generally must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege generally is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the DRD. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will increase to 31%, absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax generally is withheld from such distributions. Under current law, this withholding tax will apply even to the extent that the dividends paid are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by the foreign shareholder. For dividends paid by RICs in taxable years beginning before January 1, 2012, such “interest-related dividends” and “short-term capital gain dividends” were exempt from the withholding tax. For these purposes, interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. It is currently unclear whether Congress will extend these exemptions from withholding for taxable years beginning on or after January 1, 2012, or what the terms of any such extension would be. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains, and any gains realized upon the sale or exchange of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of our Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the foreign status certification requirements described above.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management and supervision of the affairs of the Fund. The Fund currently has four Trustees.

Under the Fund’s Amended and Restated Declaration of Trust, upon the closing of this offering, the Board of Trustees will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in 2013; terms of the second and third classes will expire in 2014 and 2015, respectively. At each annual meeting of stockholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

•	The Fund’s Class I Trustee will be Thomas F. Mann and his term will expire at the annual meeting of stockholders to be held in 2013.

•	The Fund’s Class II Trustee will be William R. Moyer and his term will expire at the annual meeting of stockholders to be held in 2014.

•	The Fund’s Class III Trustees will be Philip R. McLoughlin and George R. Aylward and their term will expire at the annual meeting of stockholders to be held in 2015.

The following table includes information regarding the Fund’s Trustees and officers, and their principal occupations and other affiliations during the past five years. Except as otherwise noted, the address for all Trustees and Officers is 100 Pearl Street, Hartford, Connecticut 06103. The Independent Trustees consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. Each of the Trustees currently serves on the board of directors or trustees of other registered investment companies advised by the Adviser. Except as disclosed below, none of the Fund’s Independent Trustees or any of their immediate family members has ever been a director, trustee, officer or employee of the Adviser or its affiliates. The Fund has no employees. The term “Fund Complex” is used in this SAI to refer to the Fund and all other investment companies advised by affiliates of Virtus.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Thomas F. Mann YOB: 1950	Trustee	Since 2011	1	Managing Director and Group Head Financial Institutions Group, Societe Generale, Sales of Capital Market Solutions and Products (2003 to Present)	Trustee of the Hatteras Funds (9 portfolios) (since 2002).

Philip R. McLoughlin YOB: 1946	Trustee	Since 2011	58	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to present). Partner, CrossPond Partners, LLC (strategy consulting firm) (2006 to present).	Trustee, Virtus Mutual Funds (59 portfolios); Chairman, World Trust Fund (2010 to present), Director, (1991 to present); Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (2003 to present); Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund Inc. (1996 to present); Director, Duff & Phelps Global Utility Income Fund Inc. (2011-present); Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1985 to 2009).

William R. Moyer YOB: 1944	Trustee	Since 2011	1	Partner, CrossPond Partners, LLC (2006 to present) (strategy consulting firm); Partner, Seacap Partners, LLC (2008-2010) (investment management); Financial and Operations Principal, Newcastle Distributors LLC (2006- present) (broker-dealer).	None.

Interested Trustee

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder. Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser and Subadviser.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

George R. Aylward YOB: 1964	Trustee and President	Since 2011	47	Director, President and Chief Executive Officer (since 2008), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004	None.

to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006 to present).

Officers of the Fund Who are not Trustees

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008-2009), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008-2009), Director and President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers. (since 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2009), Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-Present), Assistant Treasurer (2004-2006), The Phoenix Edge Series Fund. Chief Financial Officer and Treasurer (2005-Present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family.

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President and Chief Compliance Officer, Virtus Investment Partners, Inc. (2008-present); Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary, of certain investment companies within the Virtus Mutual Funds Complex (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003-2008).

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2011.	Senior Vice President (since 2009), Counsel and Secretary (2008-Present) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

Qualifications and Experience of the Board

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward. In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser and the Subadviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by affiliates of the Adviser.

Thomas F. Mann. Mr. Mann has over 30 years of experience in various senior management positions at large global finance institutions and small entrepreneurial environments. He is currently a managing director of an investment bank. He is also a trustee of an unaffiliated group of open-end funds.

Philip R. McLoughlin. Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of four closed-end funds managed by an affiliate of the Adviser.

William R. Moyer. Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as executive vice president and chief financial officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.

Leadership Structure of the Board of Trustees

The Board is currently composed of four trustees, including three trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., (b) the passage of time, and (c) the manner in which he conducts his trusteeship (the same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus). Because of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight by the Board

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadviser, Administrator, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and senior management of the Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that the Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Adviser’s ultimate parent company, Virtus, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual (after the initial two-year period) review of the Fund’s advisory and subadvisory agreements, the Board reviews information provided by the Adviser and the Subadviser relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management.

Audit Committee. The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, their system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Messrs. Mann, McLoughlin, and Moyer.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Messrs. Mann, McLoughlin, and Moyer.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a class of the Fund. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser, or an affiliate of the Adviser, and receive no compensation from the Fund. The Fund does not have a retirement plan for its Trustees.

The following table sets forth certain information regarding the estimated compensation of the Fund’s Trustees for the fiscal year ending December 31, 2012.

Trustee	Aggregate Compensation from Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
George R. Aylward	None	None
Thomas Mann	$30,000	$30,000
Philip R. McLoughlin	$48,000	$480,000
William R. Moyer	$33,000	$33,000

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2010, in the Fund and in the Virtus Mutual Funds family, based on information provided to the Fund or furnished by such investment companies’ service providers:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
George R. Aylward	None	over $100,000
Thomas Mann	None	None
Philip R. McLoughlin	None	over $100,000
William R. Moyer	None	None

Control Persons and Principal Shareholders

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Pending the offering, the Adviser or an affiliate is the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

ADDITIONAL INFORMATION

Capital Stock and Organization

As a Delaware statutory trust, the Fund’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated December 21, 2011, as amended. A copy of the Fund’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, a shareholder agrees to be bound by the Declaration of Trust. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Fund’s shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund, (ii) provides for the indemnification out of Trust property of any shareholder held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of the Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Fund itself is unable to meet these obligations. In the light of Delaware law, the nature of the Fund’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Fund is required to hold annual meetings to elect Trustees and for other purposes as described in the Declaration of Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Fund.

Shares of the Fund do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Fund may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees, subject to any rights of preferred shareholders required under the 1940 Act. As determined by the Trustees, a shareholder is entitled to one vote for each share, and a proportional fractional vote for each fractional share, owned by such shareholder.

Each share of Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund. In the event of the liquidation or dissolution of the Fund, Shares are entitled to receive a proportionate share of the assets that are available for distribution. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

Subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all or part of its investable assets in a single investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Board of Trustees has no plan to authorize the Fund to so invest its assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and is located at 2001 Market Street, Philadelphia, PA 19103-7042. PricewaterhouseCoopers LLP audits the Fund’s annual financial statements and expresses an opinion thereon.

Custodian

The Bank of New York Mellon, located at One Wall Street, New York, NY 10005, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A., located at P.O. Box 43078, Providence, RI 02940-3078 serves as the Fund’s dividend paying agent, transfer agent and registrar.

Reports to Shareholders

The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund’s independent registered public accounting firm will be sent to shareholders each year and is available without charge upon request.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Virtus Global Multi-Sector Income Fund (the “Fund”) at January 9, 2012, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 25, 2012

Financial Statements

Virtus Global Multi-Sector Income Fund.

Statement of Assets and Liabilities

January 9, 2012

Assets:
Cash	$100,000

Liabilities
Net Assets	$100,000

Components of Net Assets:
Paid in capital	$100,000

Net Assets	$100,000

Common stock outstanding, $0.001 par value per share, 12,500,000 shares authorized	5,235.602

Net asset value per investor share	$19.10

See accompanying notes to statement of assets and liabilities.

Notes to Statement of Assets and Liabilities

Note 1—Organization and Registration

Virtus Global Multi-Sector Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware statutory trust on August 23, 2011. The Fund is a diversified investment company with an investment objective to maximize current income while preserving capital. The Fund has not had any operations other than the sale and issuance of 5,235.602 shares of common stock at an aggregate purchase price of $100,000 to Virtus Partners, Inc. Virtus Investment Advisers, Inc. (the “VIA”) is the Fund’s investment adviser, has agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

Note 2—Significant Accounting Policies

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Note 3—Investment Advisory and Other Agreements

VIA will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, VIA receives an annual investment advisory fee of 0.95% based on the Average Weekly Managed Assets of the Fund. For these purposes, the term “Managed Assets” of the Fund on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board of Trustees as from time to time in force. The Fund’s board of directors approved the Investment Advisory Agreement at its December 21, 2011 meeting.

APPENDIX

Description of Certain Bond Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa—An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa—An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Moody’s also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor’s Corporation

AAA—Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A—Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.